EXHIBIT 10.5

EXECUTION VERSION

RALCORP HOLDINGS, INC.

FOURTH AMENDMENT

DATED AS OF JANUARY 18, 2013

With Respect To

Note Purchase Agreements dated as of May 22, 2003

and

$50,000,000 5.43% Senior Notes, Series C,

due December 22, 2013

$75,000,000 4.76% Senior Notes, Series D,

due December 22, 2013

$100,000,000 5.57% Senior Notes, Series E,

due December 21, 2015

$75,000,000 5.56% Senior Notes, Series I, Tranche A,

due January 18, 2019

$25,000,000 5.58% Senior Notes, Series I, Tranche B,

due January 18, 2019

$100,000,000 5.93% Senior Notes, Series J,

due May 11, 2022

TABLE OF CONTENTS

(Not a part of this Amendment)

Schedule I	—	Name of Holders and Principal Amount of Notes

Dated as of

January 18, 2013

To each of the holders

listed in Schedule I to

this Fourth Amendment

Ladies and Gentlemen:

Reference is made to (i) the separate Note Purchase Agreements, each dated as of May 22, 2003 (the “Original Note Purchase Agreements”), by and between Ralcorp Holdings, Inc., a Missouri corporation (the “Company”), and each of the purchasers of the $150,000,000 aggregate principal amount of Floating Rate Senior Notes, Series A, due May 22, 2010 of the Company issued pursuant thereto; (ii) the First Supplement to Note Purchase Agreements, dated as of December 22, 2003 (the “First Supplement”), between the Company and the purchasers of the $145,000,000 aggregate principal amount of 4.24% Senior Notes, Series B, due December 22, 2010 of the Company issued pursuant thereto; (iii) the Second Supplement to Note Purchase Agreements, dated as of December 22, 2003 (the “Second Supplement”), between the Company and the purchasers of the $50,000,000 aggregate principal amount of 5.43% Senior Notes, Series C, due December 22, 2013 (the “Series C Notes”) of the Company issued pursuant thereto; (iv) the Third Supplement to Note Purchase Agreements dated, as of December 22, 2003 (the “Third Supplement”), between the Company and the purchasers of the $75,000,000 aggregate principal amount of 4.76% Senior Notes, Series D, due December 22, 2013 (the “Series D Notes”) of the Company issued pursuant thereto; (v) the Fourth Supplement to Note Purchase Agreements, dated as of December 21, 2005 (the “Fourth Supplement”), between the Company and the purchasers of the $100,000,000 aggregate principal amount of 5.57% Senior Notes, Series E, due December 21, 2015 (the “Series E Notes”) of the Company issued pursuant thereto; (vi) the Sixth Supplement to Note Purchase Agreements dated as of February 22, 2006 (the “Sixth Supplement”), between the Company and the purchasers of the $50,000,000 aggregate principal amount of Floating Rate Senior Notes, Series G, due February 22, 2011 of the Company issued pursuant thereto; (vii) the Seventh Supplement to Note Purchase Agreements, dated as of February 22, 2006 (the “Seventh Supplement”), between the Company and the purchasers of the $50,000,000 aggregate principal amount of Floating Rate Senior Notes, Series H, due February 22, 2011 of the Company issued pursuant thereto; (viii) the Eighth Supplement to Note Purchase Agreements, dated as of January 18, 2007 (the “Eighth Supplement”), between the Company and the purchasers of the $75,000,000 aggregate principal amount 5.56% Senior Notes, Series I, Tranche A, due January 18, 2019 and the $25,000,000 aggregate principal amount 5.58% Senior Notes, Series I, Tranche B, due January 18, 2019 (the “Series I Notes”) of the Company issued pursuant thereto; (ix) the Ninth Supplement to the Note Purchase Agreements, dated as of May 11, 2007 (the “Ninth Supplement”), between the Company and the purchasers of the $100,000,000 5.93% Senior Notes, Series J, due May 11, 2022 (the “Series J Notes” and together with the Series C Notes, the Series D Notes, Series E Notes and the Series I Notes, the “Notes”) of the Company issued pursuant thereto; (x) the First Amendment to the Original Note Purchase Agreements and the Notes, dated as of December 22, 2005 (the “First Amendment”); (xi) the Second Amendment to the Original Note Purchase Agreements and the Notes, dated as of July 9, 2008 (the “Second Amendment”); and (xii) the Third Amendment and Consent to the Original Note Purchase Agreements and the Notes, dated as of January 17, 2012 (the “Third

Amendment”). The Original Note Purchase Agreements, as supplemented by the First through Fourth Supplements and the Sixth through Ninth Supplements and amended by the First through Third Amendments, are referred to herein collectively as the “Note Purchase Agreements”. Capitalized terms used in this Fourth Amendment (this “Amendment”) without definition shall have the meanings given such terms in the Note Purchase Agreements, as amended hereby.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company requests your consent to the amendment of the Interest Expense Coverage Ratio covenant in Section 10.4(c) of the Note Purchase Agreements as hereinafter provided.

Upon your acceptance hereof in the manner hereinafter provided and upon satisfaction of all conditions to the effectiveness hereof and receipt by the Company of similar acceptances from the Required Holders, this Amendment shall be effective, but only in the respects hereinafter set forth:

Section 1. Amendment.

Section 10.4(c) of the Note Purchase Agreements shall be amended and restated as follows:

“(c) Interest Expense Coverage Ratio. As of the end of each period of four fiscal quarters of the Company ending after the date hereof, the Company on a consolidated basis with its Subsidiaries shall maintain an Interest Expense Coverage Ratio of not less than 2.75 to 1.00, provided however, solely with respect to the period of four fiscal quarters of the Company ending on December 31, 2012, the Company on a consolidated basis with its Subsidiaries may maintain an Interest Expense Coverage Ratio of less than 2.75 to 1.00 (but in no event less than 2.50 to 1.00).”

Section 2. Conditions Precedent.

This Amendment shall not become effective until, and shall become effective when each of the following conditions shall have been satisfied:

(a) This Amendment shall be duly executed by the Company and delivered to the holders.

(b) The Required Holders shall have consented to this Amendment as evidenced by their execution thereof.

(c) The representations and warranties of the Company set forth in Section 3 hereof shall be true and correct in all material respects as of the date of the execution and delivery of this Amendment.

(d) All corporate and other proceedings in connection with the transactions contemplated by this Amendment and all documents and instruments incident to such transactions shall be satisfactory in all material respects to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

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(e) Each holder shall have received such certificates of officers of the Company as it may reasonably request with respect to this Amendment.

(f) Any consents or approvals from any holder or holders of any outstanding security or indebtedness of the Company and any amendments of agreements pursuant to which any securities or indebtedness may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained and all such consents or amendments shall be reasonably satisfactory in form and substance to the holders and their special counsel.

(g) The Company shall have paid a fee to each holder of the Notes in an amount equal to 0.05% of the outstanding principal amount of the Notes held by such holder.

(h) The Company shall have paid the reasonable fees and disbursements of the holders’ special counsel, Chapman and Cutler LLP (“Special Counsel”), incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the transactions contemplated hereby which fees and disbursements are reflected in the statement of such special counsel delivered to the Company at the time of the execution and delivery of this Amendment.

(i) Each Subsidiary Guarantor shall have consented to the terms of this Amendment by signing in the appropriate space on the signature page hereof.

(j) Concurrently with the execution and delivery of this Amendment, (i) the Company and the noteholders party thereto shall have entered into the Second Amendment to the separate Note Purchase Agreements, each dated as of May 28, 2009, (ii) the Company, the admnistrative agent and each of the lenders party thereto have entered into the Amendment No. 2 to the Credit Agreement, dated as of May 1, 2012 and (iii) the Company and Deutsche Bank Trust Company Americas, as Trustee, shall have entered into the Fourth Supplemental Indenture to the Indenture dated as of August 4, 2008 and fully executed copies of each of such amendments and supplemental indenture shall have been delivered to the holders of Notes, shall be in form and substance satisfactory to the holders of Notes and shall be in full force and effect as of the date hereof.

Section 3. Representations and Warranties.

Each Obligor, as to itself, hereby represents and warrants that as of the date hereof and as of the date of execution and delivery of this Amendment:

(a) Each Obligor is duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation.

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(b) This Amendment, the Note Purchase Agreements and the transactions contemplated hereby are within the organizational power of such Obligor, have been duly authorized by all necessary organizational action on the part of such Obligor, and this Amendment and (in the case of the Company only) the Note Purchase Agreements, after giving effect to this Amendment, have been duly executed and delivered by such Obligor and constitute legal, valid and binding obligations of such Obligor enforceable against such Obligor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(c) After giving effect to this Amendment, there are no Defaults or Events of Default under the Note Purchase Agreements, as amended hereby.

(d) After giving effect to this Amendment, each of the representations and warranties contained in the Note Purchase Agreements, as amended hereby, is true and correct in all material respects on and as of the date hereof as if made on the date hereof.

(e) The execution, delivery and performance of this Amendment and (in the case of the Company only) the Note Purchase Agreements, after giving effect to this Amendment, by such Obligor does not and will not result in a violation of or default under (i) the articles of incorporation, certificate of formation, bylaws, operating agreement or other similar charter document of such Obligor, (ii) any material agreement to which such Obligor is a party or by which it is bound or to which such Obligor or any of its properties is subject, (iii) any order, writ, injunction or decree binding on such Obligor, or (iv) any statute, regulation, rule or other law applicable to such Obligor, except for any such violation or default that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(f) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Obligor of this Amendment and (in the case of the Company only) the Note Purchase Agreements, after giving effect to this Amendment, except (i) as have been obtained or made and (ii) for such Amendments, approvals, authorizations, registrations, filings or declarations as may be required under applicable securities laws or stock exchange rules.

(g) All Obligors signatory to the Note Purchase Agreements and each of the Subsidiary Guarantors are signatories to this Amendment.

(h) Other than this Amendment, there are no other amendments, modifications, supplements or waivers to the Note Purchase Agreements or any other Financing Agreement.

(i) Each Subsidiary which is an obligor or guarantor in respect of any Debt of the Company is a Subsidiary Guarantor in respect of the Notes.

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Section 4. Miscellaneous.

Section 4.1. All terms and provisions of the Note Purchase Agreements, after giving effect to this Amendment, and related agreements and instruments are hereby ratified, confirmed and approved in all respects.

Section 4.2. Each Subsidiary Guarantor, for itself as a guarantor under the Subsidiary Guarantee, consents to the terms of this Amendment (including, specifically, but without limitation, Section 1 hereof) and reaffirms, ratifies and confirms (a) in all respects each and every obligation and covenant made by it in the Subsidiary Guarantee and (b) that the Subsidiary Guarantee remains the legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms.

Section 4.3. Each reference in the Note Purchase Agreements to “this Agreement,” “hereunder,” “hereof,” or words of similar import in instruments or documents provided for in the Note Purchase Agreements or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Note Purchase Agreement, after giving effect to this Amendment.

Section 4.4. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

Section 4.5. This Amendment and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereunder. All representations, warranties and covenants made by the Company herein shall survive the closing and the delivery of this Amendment.

Section 4.6. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment. Delivery of documents required hereunder (including counterpart signature pages to this Amendment) by the Company may be made by delivery to Special Counsel as counsel to the holders.

[Signature Page Follows]

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The execution hereof by the holders shall constitute a contract among the Company and the holders for the uses and purposes hereinabove set forth.

RALCORP HOLDINGS, INC.

By:	/s/ Scott Monette
Name:	Scott Monette
Title:	Corporate Vice President and CFO

Each of the undersigned, severally, hereby acknowledges, approves and agrees to the foregoing Amendment and ratifies and confirms each of its obligations under the Subsidiary Guarantee.

BREMNER FOOD GROUP, INC.
NUTCRACKER BRANDS, INC.
LINETTE QUALITY CHOCOLATES, INC.
RH FINANCIAL CORPORATION
THE CARRIAGE HOUSE COMPANIES, INC.
RALCORP FROZEN BAKERY PRODUCTS, INC.
MEDALLION FOODS, INC.
COTTAGE BAKERY, INC.
LOVIN OVEN, LLC
AMERICAN ITALIAN PASTA COMPANY

By:	/s/ Scott Monette
Name:	Scott Monette
Title:	Treasurer

This foregoing Amendment is hereby accepted and agreed to as of the date aforesaid. The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

AMERICAN GENERAL LIFE INSURANCE
COMPANY, SURVIVOR BY MERGER TO
AMERICAN GENERAL ASSURANCE COMPANY

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	AIG Asset Management (U.S.) LLC, investment adviser

	By	/s/ William H. Hasson
		Name:	William H. Hasson
		Title:	Managing Director

AXA EQUITABLE LIFE INSURANCE COMPANY (FORMERLY THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES)

By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Investment Officer

MONY LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Amy Judd
	Name:	Amy Judd
	Title:	Investment Officer

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Mark D. Pittman
	Name:	Mark D. Pittman

By:	/s/ Allen Dick
	Name:	Allen Dick

Authorized Signatories

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

	By	/s/ John B. Wheeler
		Name:	John B. Wheeler
		Title:	Managing Director

C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

	By	/s/ John B. Wheeler
		Name:	John B. Wheeler
		Title:	Managing Director

MASSMUTUAL ASIA LIMITED

By:	Babson Capital Management LLC as Investment Adviser

	By	/s/ John B. Wheeler
		Name:	John B. Wheeler
		Title:	Managing Director

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:	Cigna Investments, Inc. (authorized agent)

	By	/s/ Deborah B. Wiacek
		Name:	Deborah B. Wiacek
		Title:	Senior Managing Director

CIGNA HEALTH AND LIFE INSURANCE COMPANY

By:	Cigna Investments, Inc. (authorized agent)

	By	/s/ Deborah B. Wiacek
		Name:	Deborah B. Wiacek
		Title:	Senior Managing Director

LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	Cigna Investments, Inc. (authorized agent)

	By	/s/ Deborah B. Wiacek
		Name:	Deborah B. Wiacek
		Title:	Senior Managing Director

COBANK, ACB

By:	/s/ Hal Nelson
	Name:	Hal Nelson
	Title:	Vice President

FARM CREDIT SERVICES OF AMERICA, PCA

By:
Name:
Title:

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Stephen DeMotto
	Name:	Stephen DeMotto
	Title:	Investment Officer

GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Stephen DeMotto
	Name:	Stephen DeMotto
	Title:	Investment Officer

JAMES TOWN LIFE INSURANCE COMPANY

By:	/s/ Stephen DeMotto
	Name:	Stephen DeMotto
	Title:	Investment Officer

ING LIFE INSURANCE AND ANNUITY COMPANY
RELIASTAR LIFE INSURANCE COMPANY

By:	ING Investment Management LLC, as Agent

	By	/s/ Christopher P. Lyons
		Name:	Christopher P. Lyons
		Title:	Senior Vice President

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:	Metropolitan Life Insurance Company, as investment manager

METLIFE INVESTORS USA INSURANCE COMPANY

By:	Metropolitan Life Insurance Company, as investment manager

METROPOLITAN TOWER LIFE INSURANCE COMPANY

By:	Metropolitan Life Insurance Company, as investment manager

METROPOLITAN LIFE INSURANCE COMPANY

By	/s/ Judith A. Gulotta
	Name:	Judith A. Gulotta
	Title:	Managing Director

NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA
NATIONWIDE LIFE INSURANCE COMPANY
NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
NATIONWIDE MUTUAL INSURANCE COMPANY
OLENTANGY REINSURANCE LLC

By:	/s/ Mary Beth Cadle
	Name:	Mary Beth Cadle
	Title:	Authorized Signatory

AGFIRST FARM CREDIT BANK

By:	/s/ Steven J. O’Shea
	Name:	Steven J. O’Shea
	Title:	Vice President

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Timothy S. Collins
	Name:	Timothy S. Collins
Its Authorized Representative

PHOENIX LIFE INSURANCE COMPANY

By:	/s/ Paul M. Chute
	Name:	Paul M. Chute
	Title:	Senior Managing Director, Private Placements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as investment manager

	By	/s/ Timothy M. Laczkowski
		Name:	Timothy M. Laczkowski
		Title:	Vice President

GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager

By:	Prudential Investment Management, Inc., as Sub-Adviser

	By	/s/ Timothy M. Laczkowski
		Name:	Timothy M. Laczkowski
		Title:	Vice President

MUTUAL OF OMAHA INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By	/s/ Timothy M. Laczkowski
		Name:	Timothy M. Laczkowski
		Title:	Vice President

NORTHWEST FARM CREDIT SERVICES, PCA

By:	/s/ Casey Kinzer
	Name:	Casey Kinzer
	Title:	Vice President

GREENSTONE FARM CREDIT SERVICES ACA/FLCA

By:	/s/ Jeff Pavlik
	Name:	Jeff Pavlik
	Title:	Vice President

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Ho Young Lee
	Name:	Ho Young Lee
	Title:	Managing Director

Schedule I

Name of Holders and Principal Amount of Notes